UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

7250 Woodmont Avenue
Suite 315
Bethesda, MD 20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD 20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND

ANNUAL REPORT

October 31, 2016

This report is for the information of the shareholders of Meehan Focus Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.  Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund A Series of Meehan Mutual Funds, Inc. 7250 Woodmont Avenue, Suite 315 Bethesda, MD 20814 (866) 884-5968	Distributor: Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 (800) 933-8413

December 23, 2016

Dear Fellow Shareholders*:

The total return for the Meehan Focus Fund (the Fund) for its fiscal year ended October 31, 2016 was -4.86%. The Fund’s net asset value (NAV) at October 31, 2016 was $19.42 per share (net of a $0.63 per share capital gain and income distribution). Over the past fiscal year the Fund’s return trailed the Standard and Poor’s 500 Total Return Index** (S&P 500) and the NASDAQ Composite Index** (NASDAQ). However, the Fund has outperformed both the S&P 500 and the NASDAQ since its inception in December of 1999. The Fund’s results for one year, five year, ten year, and since inception periods ending October 31, 2016 are shown below with comparable results for the S&P 500 and NASDAQ.

	Fiscal Year November 1, 2015 - October 31, 2016	Annualized Return Five Years November 1, 2011 - October 31, 2016	Annualized Return Ten Years November 1, 2006 - October 31, 2016	Annualized Return From Inception December 10, 1999 - October 31, 2016
Meehan Focus Fund	(4.86)%	8.32%	4.72%	4.73%
S&P 500 Total Return Index **	4.51%	13.55%	6.69%	4.46%
NASDAQ**	2.68%	14.07%	8.16%	2.20%

Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please call (866) 884-5968.

The Meehan Focus Fund's total annual operating expenses are 1.02%.***

*
The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before investing.

**
The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.

***
Includes Acquired Fund Fees and Expenses which are indirect fees that the fund incurs as a result of investing in other investment companies and exchange-traded funds. The operating expenses disclosed above are current as of the Fund’s most recent prospectus. More recent operating expense information can be found in the Financial Highlights section of this report.

The third quarter brought encouraging results for both the economy, which grew at an estimated rate of 3.5%, and corporate earnings, which returned to growth after six straight quarters of declines. Particularly encouraging, given our value-oriented approach to stock selection, is the current performance of value stocks, which are beating growth stocks for the first time in several years. As we have discussed before, value stocks, which typically trade for lower multiples of earnings than the broad market, have outperformed growth stocks over long periods of time. The average forward multiple of stocks in the Fund’s portfolio is meaningfully below that of the S&P 500. We remain confident that the stocks owned by the Fund have the potential to perform well, in both relative and absolute terms, over the coming years.

Donald Trump’s unexpected victory in the presidential election has been followed by a similarly unexpected surge for stocks. However, the Fund has performed much better than the S&P 500 since the election, gaining nearly 9% since the October 31 close of its fiscal year and narrowing its 2016 fiscal year performance gap with the S&P 500 by nearly 5%. While the impact of the election on the stock market has received a great deal of attention in recent weeks, studies of stock returns indicate that elections do not have significant long-term impacts and that stocks have done well through many different political environments.

As widely expected, the Federal Reserve (Fed) raised the federal funds rate by 0.25% at its mid-December meeting, only its second increase in 10 years. In raising its benchmark interest rate, the Fed cited improved economic growth, a strengthening labor market, and a pickup in inflation. The critical question for investors going forward is how fast and by how much will the Fed raise rates in 2017. The Fed now forecasts three rate hikes in 2017, up from two at its September meeting. In December of last year, however, it forecasted as many as four increases in 2016 and ended up raising rates only once as it judged economic conditions were not strong enough to warrant additional tightening. As 2017 unfolds we expect the Fed to continue to keep a close eye on economic conditions and inflation as it evaluates the need for further rate increases.

Looking to 2017, we are optimistic that stock returns will be positive, but there may be a few bumps along the way. General economic conditions continue to improve, with the unemployment rate dropping to 4.6% in November. Elsewhere in the world, the economic picture is mixed but positive overall, and central bankers in Europe, Japan, and the United Kingdom have maintained their stimulative policies. While the current outlook is favorable, the economy and the markets do face challenges that could upset the positive momentum. Chief among them are a sharper than expected rise in interest rates, international trade issues, further political instability in the European Union, and the threat of terrorism.

We made several changes to the Fund’s portfolio over the past six months. Sales of Cisco Systems Inc., Exxon Mobil Corp., and Methanex Corp. all generated solid gains for the Fund. Proceeds from these sales were used to add five new stocks to the Fund’s portfolio: asset management company Affiliated Managers Group Inc., leading online travel agent Priceline Group Inc., global media conglomerate Walt Disney Company, home furnishings retailer Williams-Sonoma Inc., and electronic payment processor First Data Corp.

In addition, the Fund realized a long-term capital gain on its position in Johnson Controls, Inc. due to its merger with Tyco International plc. Because the Johnson Controls/Tyco merger involved changing Johnson Controls’s tax domicile from the United States to Ireland, it was treated by the IRS as a taxable sale for Johnson Controls shareholders, which substantially increased the Fund’s long-term capital gain for the year. We would have preferred a non-taxable transaction. In order to partially offset the Fund’s 2016 capital gains, we realized losses in September and October on several Fund holdings, including Capital One Financial Corp., Gilead Sciences Inc., and Chicago Bridge and Iron Co. NV.

Portfolio Review

The attached Schedule of Investments identifies the Fund’s investments and their market value as of October 31, 2016. The Fund held 34 stocks, and 88% of the Fund’s assets were invested in 25 companies. The top 10 holdings, which represented 50.0% of the Fund’s portfolio on October 31, 2016 were as follows:

	Company	% of Fund
1.	Lowe’s Companies Inc.	6.5
2.	Microsoft Corp.	6.4
3.	Berkshire Hathaway Inc. – Class B	6.4
4.	Alphabet Inc. (Class A and C)	5.6
5.	Apple Inc.	5.1
6.	General Electric Co.	4.8
7.	PNC Financial Services Group Inc.	4.4
8.	Express Scripts Holding Co.	4.0
9.	Johnson Controls, Inc.	3.5
10.	iShares MSCI Eurozone ETF	3.3
		50.0

As of October 31, 2016, all of the Fund’s top 10 holdings showed gains since the Fund purchased them except the iShares MSCI Eurozone ETF, which showed a modest loss. The Eurozone has continued to struggle with slow growth, and United Kingdom’s vote to exit the European Union over the summer added to economic uncertainty in the region. Despite their struggles, the economies of the Eurozone are growing, and we believe they will continue to strengthen and push Eurozone stocks, which trade at a discount to their peers in the United States, higher over the next year. The Fund’s largest gains, in dollar terms, were in Lowe’s Companies Inc. (Lowe’s), Berkshire Hathaway Inc., and Microsoft Corp. (Microsoft).

Time Warner Inc. and the Fund’s technology holdings, including Microsoft, Apple Inc., and Alphabet Inc. (formerly known as Google), were the Fund’s best performing holdings, in dollar terms, over the past six months. Their positive returns, however, were offset by weak performances from Lowe’s and several of the Fund’s health care holdings, in particular Gilead.

Negative attention focused on prescription drug costs during the presidential campaign dented shares of Gilead and many other drug makers. Gilead has also been dogged by doubts about its future growth prospects as revenue from its Hepatitis C franchise slows. In our view, the market is underestimating Gilead. The company remains highly profitable and is returning cash to shareholders through buybacks and a growing dividend, and management has demonstrated an ability to discover and develop new drugs. Gilead currently sells at a forward price/earnings ratio below 7x, one of the lowest in the Fund’s portfolio, and we believe its share price will recover.

Although Lowe’s revenues and earnings have grown this year, they have trailed expectations and the results of its primary competitor, Home Depot, due in part to slower growth in some of the primary markets served by Lowe’s. We believe trends will improve in Lowe’s lagging markets and that the company can make good on its promises to boost results by improving productivity and enhancing the in-store customer experience. In addition, we expect Lowe’s to benefit more broadly from increasing housing activity, increased employment, and rising wages.

Brief Discussion of Three of the Fund’s Holdings

	Average Cost Per Share	October 31, 2016 Market Price per Share	Percent Increase (Decrease) *
General Motors Co.	$31.93	$31.60	(1.03%)
The Walt Disney Company	$93.47	$92.69	(0.83%)
The Boeing Company	$127.18	$142.43	12.00%

*	Returns shown are cumulative since the date(s) of purchase, not annualized, and do not include the impact of dividends paid, if any.

Please note that through December 23, 2016 share prices for all three of the companies discussed below have risen significantly since the close of the Fund’s fiscal year on October 31, 2016 with General Motors Co. gaining approximately 12%, Walt Disney Company gaining approximately 13%, and Boeing Company gaining approximately 10%.

General Motors Co. (GM)

Price (10/31/2016)	$ 31.60	Forward P/E	5.5
Market Cap ($B)	$ 50.0	Price/Book	1.2
Dividend Yield	4.8%	Price/Sales	0.4
Return on Equity	34.9%

General Motors Co. is the largest automaker in the United States and the second largest worldwide. In June 2009, during the depths of the financial crisis, the company filed for Chapter 11 bankruptcy protection as part of a $49.5 billion government bailout package that gave the U.S. Treasury a 60% ownership stake in GM. The bankruptcy filing allowed GM to shed billions of dollars in liabilities, sharply reduce its dealership count, and decrease its operating costs.

Today, GM is once again a profitable business with streamlined operations, reduced pension obligations, and market-leading design and quality, and the U.S. Treasury no longer owns shares in the company. GM has refocused on its customers by emphasizing style, reliability, and value in its vehicles. As the reliability and appeal of GM vehicles have improved, the company has become less dependent upon sales incentives to cover costs. The company has also purposefully reduced its fleet sales to car rental companies, which tend to depress prices as well as resale values for its cars.

GM is investing heavily in new technologies to benefit from industry trends. In 2016, the company made a $500 million investment in the Lyft ride-sharing company, bought self-driving car technology company Cruise Automation, and introduced the all-electric Chevy Bolt.

GM has undertaken several initiatives to improve operational efficiency and profitability. For example, the company has rationalized its product lineup by reducing the total number of U.S. brands from eight to four and is moving rapidly toward a goal of producing 99% of its vehicles on global platforms by 2020 compared to just 39% in 2010. These actions have reduced manufacturing complexities and cut hourly labor costs for the company to roughly $5 billion today compared to more than $16 billion just ten years ago.

The company’s overall cost structure is now low enough that GM can remain profitable even if total U.S. annual car sales drop back to recession era levels. GM’s estimated break-even point is now 10.5 - 11 million total annual vehicle sales in the United States, compared to normalized total sales of approximately 17 million per year and projected total car sales for 2016 of over 18 million. Even if total volumes plateau or decline slightly in the coming years, as some analysts expect, we believe that GM will remain highly profitable and able to generate significant annual cash flow.

In our opinion, GM is financially strong. Management has stated its commitment to maintaining an investment grade bond rating, partly by keeping $20 billion of cash on hand at all times. The valuation of GM stock is also compelling. At 5.5x forward earnings, GM trades at the low end of its peer group and well below the S&P 500 index average of 17x forward earnings. Management has used excess cash flow to repurchase shares, and GM also pays an attractive and growing dividend - which it reinstated in 2014 after suspending it in 2008 - currently yielding 4.8%.

Walt Disney Company (DIS)

Price (10/31/2016)	$ 92.69	Forward P/E	15.1
Market Cap ($B)	$ 149.7	Price/Book	3.8
Dividend Yield	1.5%	Price/Sales	3.1
Return on Equity	21.4%

The Walt Disney Company is a global entertainment company founded in 1923 as one of the early animation studios. Today it operates in four diverse but interconnected business segments: Media Networks (including ABC and ESPN), Parks and Resorts (Disneyland, Magic Kingdom, Epcot), Studio Entertainment (Pixar, Lucas Films), and Consumer Products and Interactive Media (Marvel Comics, Disney Interactive). As the market leader in many of these segments, Disney has built a diverse array of revenue, franchising, and merchandising opportunities that spans multiple platforms including movies, cable television, theme parks, publishing, video games, and music.

We believe the Disney brand stands out in the entertainment world and is the core driver of the company’s parks, film, and consumer businesses. Over many decades, Disney has continuously demonstrated its ability to monetize its characters and franchises into long-lasting, profitable income streams from hits like Star Wars, Toy Story, and Frozen. From films and videos, to musicals and merchandise, Disney’s interconnected businesses have the potential to generate enormous profits and solidify the strength and breadth of its world-class brand. Being able to produce and distribute valuable content through multiple channels is, in our opinion, a differentiator for Disney relative to its peers and is a source of the company’s wide economic moat.

Disney’s media network is marked by its crown jewel, ESPN. Arguably the dominant domestic sports television network, ESPN generates the highest affiliate fees per subscriber of any cable channel. It holds exclusive broadcast rights for both NFL and college football, which affords the network a second revenue source from advertisers seeking to reach the coveted 18-49 age demographic. Despite significant changes underway in the cable TV industry, we believe ESPN is positioning itself well for the future, recently announcing a $1 billion investment in video-streaming company BAMTech, with whom it expects to launch a multi-sport subscription service. This move has been viewed favorably by investors who see Disney building a new, incremental revenue stream at ESPN to mitigate the risk of cord-cutters shifting from traditional cable subscriptions to internet-based services.

We believe Disney’s financial position is strong, with steadily growing revenues, earnings, and cash flow. The company also enjoys high returns on equity and low levels of debt. Disney shares trade at a forward price-to-earnings ratio of 15.1x, which is a discount to both the market and to its peers. Its dividend currently yields 1.5%, has increased steadily for the last ten years, and is expected to continue to rise in line with the 9-10% earnings growth forecasted for the next 3-5 years.

Boeing Company (BA)

Price (10/31/2016)	$ 142.43	Forward P/E	15.0
Market Cap ($B)	$ 90.0	Price/Book	45.6
Dividend Yield	3.1%	Price/Sales	1.1
Return on Equity	97.1%

The Boeing Company is one of two dominant global aircraft manufacturers. The company designs, manufactures, services, and equips commercial and military aircraft sold to airlines, governments, and corporations throughout the world. In addition, Boeing makes helicopters, satellites, missiles, electronic systems, and communications equipment. Commercial aircraft sales and services account for approximately 70% of Boeing’s total revenues, and defense accounts for about 30%, making Boeing less dependent on government contracts than most of its peers.

Boeing has benefited from strengthening demand for commercial aircraft worldwide due to increasing air travel, lower energy prices, and the accelerating replacement cycle for aging aircraft fleets. As a reflection of these trends, Boeing’s backlog of commercial aircraft orders has grown to 5,700 planes worth over $400 billion, representing more than seven years’ worth of production. The demand comes from both new aircraft orders in emerging markets and replacement demand in the United States and Europe, with all customers seeking more fuel-efficient and technologically-advanced planes.

To meet this robust demand, Boeing will be introducing several new models in the coming years, including the single-aisle 737MAX and the 777X, the largest twin-engine jet in the world. To prepare for this increase in production, the company made the controversial decision in early 2016 to curtail production of the older 777 and 787 wide-body planes, which dismayed some investors and sent Boeing shares to a 52-week low in mid-February. But shares have recovered nicely since, and we believe investors recognize that the company is now well positioned to renew its growth in 2017 and beyond.

In our view, Boeing is financially sound, with strong earnings and cash flow, high returns on equity, and manageable debt levels. Total cash at September 30, 2016 was $9.7 billion, much of which will be returned to shareholders through a $14 billion share repurchase program approved last December and a dividend that was raised by 20% earlier this year and currently yields 3.1%. With its shares trading at a below-market forward price-to-earnings ratio of 15.0x, we believe Boeing represents a solid long-term investment.

Sources for charts and text: Morningstar, Value Line, Standard and Poor’s, Argus, Yahoo Finance, company reports, and Edgemoor Investment Advisors estimates.

Conclusion

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund’s NAV online at any time by typing the Fund’s symbol (MEFOX) into most stock quotation services. Best wishes for a happy holiday season – and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

Thomas P. Meehan

Paul P. Meehan

R. Jordan Smyth, Jr.

Portfolio Managers, Meehan Focus Fund

An investment in the Fund entails risk, including possible loss of principal. The Fund is non-diversified, which means that it invests a high percentage of its assets in a limited number of securities. A change in the value of a single Fund holding could have a greater impact on the Fund than on a diversified fund. Non-diversified funds also may have more volatile returns and share prices. Securities of small- and mid-capitalization companies may be more volatile and less liquid.

Comparison of Change in Value of a $10,000 Investment in the Meehan Focus Fund vs. the S&P 500 Total Return Index and the NASDAQ Composite Index*
$22,000
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$21,923
$19,124
$15,763
10/31/2006
4/30/2007
10/31/2007
4/30/2008
10/31/2008
4/30/2009
10/31/2009
4/30/2010
10/31/2010
4/30/2011
10/31/2011
4/30/2012
10/31/2012
4/30/2013
10/31/2013
4/30/2014
10/31/2014
4/30/2015
10/31/2015
4/30/2016
10/31/2016
NASDAQ Composite Index
Meehan Focus Fund
S & P 500 Total Return Index

Past performance is not predictive of future performance.  The above presentation is unaudited.

	Annualized Total Return**
	One year	Five year	Ten Year
	Ending 10/31/16	Ending 10/31/16	Ending 10/31/16
Meehan Focus Fund	-4.86%	8.32%	4.72%
S&P 500 Total Return Index	4.51%	13.55%	6.69%
NASDAQ Composite Index	2.68%	14.07%	8.16%

*
The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.  The Fund’s performance assumes the reinvestment of all dividends and capital gains.  Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses.  If such fees and expenses were included in the index returns, the performance would have been lower.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**
Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information, please contact (866) 884-5968.  As disclosed in the Fund’s most recent prospectus, the Fund’s total annual operating expenses are 1.02%.

FUND EXPENSES (unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table (“Hypothetical”) is based on hypothetical account values and expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may use this information to compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value April 30, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period* April 30, 2016 – October 31, 2016
Actual	$1,000.00	$1,003.04	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.18

*
Expenses are equal to the Fund’s annualized total operating expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (366) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2016	Quantity	Fair Value

COMMON STOCKS (95.4%)

Consumer Discretionary (24.3%)
Walt Disney Company	13,000	$1,204,970
Foot Locker Inc.	20,000	1,335,400
General Motors Co.	50,000	1,580,000
Lowe's Companies Inc.	50,000	3,332,500
*Priceline Group	700	1,031,961
Time Warner Inc.	16,000	1,423,840
Williams-Sonoma	19,000	878,180
*Adient PLC	4,429	201,573
Johnson Controls International plc	44,292	1,785,853
		12,774,277
Consumer Staples (1.7%)
Nestle SA Reg B - ADR	12,500	908,062

Financials (14.0%)
*Affiliated Managers Group	6,500	862,290
*Berkshire Hathaway - Class B	22,700	3,275,610
BlackRock Inc.	2,500	853,100
PNC Financial Services Group Inc.	25,000	2,390,000
		7,381,000
Health Care (16.4%)
Anthem Inc.	10,000	1,218,600
*Express Scripts Holding Co.	30,000	2,022,000
Gilead Sciences Inc.	21,000	1,546,230
Johnson & Johnson	7,000	811,930
Merck & Co Inc.	25,000	1,468,000
Novartis AG - ADR	22,000	1,562,440
		8,629,200
Industrials (18.8%)
Boeing Co.	7,250	1,032,618
Chicago Bridge & Iron	35,000	1,120,700
Emerson Electric Co.	9,350	473,858
General Electric Co.	85,000	2,473,500
Southwest Airlines Co.	25,000	1,001,250
3M Co.	8,000	1,322,400
United Parcel Service Inc. - Class B	9,000	969,840
*United Rentals Inc.	20,000	1,513,200
		9,907,366
Information Technology (18.0%)
*Alphabet Inc. - Class C	2,003	1,571,434
*Alphabet Inc. - Class A	1,600	1,295,840

Apple Inc.	22,800	2,588,712
*First Data Corp.	50,000	699,500
Microsoft Corp.	55,000	3,295,600
		9,451,086
Materials (2.2%)
Eastman Chemical Company	16,000	1,150,560

TOTAL COMMON STOCKS (COST: $34,717,927)		$50,201,551

EXCHANGE TRADED FUNDS (3.2%)
iShares MSCI Eurozone ETF (COST: $1,731,344)	50,000	$1,707,000

SHORT-TERM SECURITIES (1.4%)
^First Western Bank Collective Asset Fund 0.189% (COST: $756,808)	756,808	756,808

TOTAL INVESTMENTS (COST: $37,206,079) (100.0%)		$52,665,359
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)		(11,657)

NET ASSETS (100.0%)		$52,653,702

*	Non-income producing investment
^	Variable rate security; rate shown represents rate as of October 31, 2016
ADR – American Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sector Allocation (% of Net Assets) for the Meehan Focus Fund October 31, 2016

Cash Equivalents and Other, 1.4%
Consumer Staples, 1.7%
Materials, 2.2%
ETF, 3.2%
Financial, 14.0%
Health Care, 16.4%
Information Technology, 18.0%
Industrials, 18.8%
Consumer Discretionary, 24.3%

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

ASSETS
Investments in securities, at fair value (cost $37,206,079) (Note 1)	$52,665,359
Accrued dividends receivable	38,280
Accrued interest receivable	52
Other receivables	4
Total assets	$52,703,695

LIABILITIES
Dividends payable	$5,059
Due to advisor (Note 5)	44,934
Total liabilities	$49,993

NET ASSETS	$52,653,702

NET ASSETS ARE REPRESENTED BY:
Common stock (100,000,000 shares of $.0001 par value authorized)	$271
Additional capital paid-in	37,089,414
Accumulated undistributed net realized gain (loss) on investments	39,513
Accumulated undistributed net investment income	65,224
Unrealized appreciation (depreciation) on investments	15,459,280

NET ASSETS	$52,653,702

Shares outstanding	2,711,380

Net asset value per share*	$19.42

*	Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2016

INVESTMENT INCOME
Interest	$2,261
Dividends (net of foreign withholding taxes of $18,691)	1,297,278
Total investment income	$1,299,539

EXPENSES
Investment advisory fees (Note 5)	$428,235
Service fees (Note 5)	107,059
Total expenses	$535,294

NET INVESTMENT INCOME (LOSS)	$764,245

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$945,358
LT capital gain distributions from investment companies	73,432
Net change in unrealized appreciation (depreciation) of investments	(4,548,537)
Net realized and unrealized gain (loss) on investments	$(3,529,747)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,765,502)

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	10/31/16	10/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$764,245	$471,010
Net realized gain (loss) from investment transactions	945,358	(62,366)
LT capital gain distributions from investment companies	73,432	0
Net change in unrealized appreciation (depreciation) on investments	(4,548,537)	(640,029)
Net increase (decrease) in net assets resulting from operations	$(2,765,502)	$(231,385)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(739,282)	$(470,430)
Capital gains	(916,911)	(251,046)
Net increase (decrease) in net assets resulting from distributions	$(1,656,193)	$(721,476)

CAPITAL SHARE TRANSACTIONS (Note 3)
Proceeds from sale of shares	$1,433,998	$1,889,798
Proceeds from reinvested dividends	1,649,518	716,288
Cost of shares redeemed	(2,720,384)	(2,119,579)
Net increase (decrease) in net assets resulting from capital share transactions	$363,132	$486,507

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(4,058,563)	$(466,354)
NET ASSETS, BEGINNING OF PERIOD	$56,712,265	$57,178,619
NET ASSETS, END OF PERIOD	$52,653,702	$56,712,265

Accumulated undistributed net investment income	$65,224	$40,261

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$21.07	$21.43	$20.42	$16.41	$15.51

Income (loss) from investment operations:
Net investment income (loss)	$0.28	$0.17	$0.18	$0.21	$0.23
Net realized and unrealized gain (loss) on investments	(1.30)	(0.26)	1.96	4.52	1.39
Total from investment operations	$(1.02)	$(0.09)	$2.14	$4.73	$1.62

Less Distributions:
Distributions from net investment income	$(0.28)	$(0.18)	$(0.19)	$(0.22)	$(0.23)
Dividends from net realized gains	(0.35)	(0.09)	(0.94)	(0.50)	(0.49)
Total distributions	$(0.63)	$(0.27)	$(1.13)	$(0.72)	$(0.72)

NET ASSET VALUE, END OF PERIOD	$19.42	$21.07	$21.43	$20.42	$16.41

Total Return*	(4.86%)	(0.43%)	10.50%	29.01%	10.47%

RATIOS/SUPPLEMENTAL DATA	$52,654	$56,712	$57,179	$51,006	$40,401
Net assets, end of period (in thousands)	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of expenses to average net assets**	1.44%	0.81%	0.89%	1.17%	1.39%
Ratio of net investment income to average net assets	44.29%	23.25%	22.86%	16.76%	23.26%
Portfolio turnover rate

*	Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
**	This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end non-diversified management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Service – Investment Companies.

a) Investment Valuation—Common stocks, including exchange-traded funds listed on a securities exchange, are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.  Investments in non-listed open end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2012.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-dividend date and paid at least annually.  Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee—A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2. FAIR VALUE MEASUREMENTS
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2016

2. FAIR VALUE MEASUREMENTS – (continued)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2016.

	Level 1	Level 2	Level 3	Total
Common Stocks*	$50,201,551	$0	$0	$50,201,551
Exchange Traded Funds	1,707,000	0	0	1,707,000
Short-Term Securities	756,808	0	0	756,808
Total	$52,665,359	$0	$0	$52,665,359

*	See schedule of investments to view Common Stocks segregated by sector type.

The Fund did not hold any Level 3 assets during the fiscal year ended October 31, 2016. The Fund did not hold any derivative instruments at any time during the fiscal year ended October 31, 2016. There were no transfers into or out of Level 1 or Level 2 during the fiscal year ended October 31, 2016. The Fund considers transfers into or out of Level 1 or Level 2 as of the end of the reporting period.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares were as follows:
	Year Ended	Year Ended
	October 31, 2016	October 31, 2015
Sold	71,646	87,250
Reinvestments	84,588	33,610
Redeemed	(136,670)	(97,298)
Net Increase	19,564	23,562

4. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2016, were as follows:

Purchases	$23,149,286
Sales	$23,914,242

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2016

5. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.80% as applied to the Fund’s average daily net assets. For the year ended October 31, 2016, the Advisor received fees of $428,235.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.20% as applied to the Fund’s average daily net assets. For the year ended October 31, 2016, the Advisor received fees of $107,059.

The Fund and the Advisor have entered into an Investment Company Services Agreement with Integrity Fund Services, LLC to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, and registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.00%. The only other expenses incurred by the Fund are distribution fees, if any, interest on indebtedness, if any, incurred by the Fund, brokerage fees, taxes, if any, acquired fund fees and expenses, legal fees relating to Fund litigation, other professional fees, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which allows it to finance activities primarily intended to sell shares.  The Board of Directors has not currently authorized the payment of any fees under the Plan and has no intention of authorizing the payment of any fees under the Plan during the period through October 31, 2017.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2016

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

At October 31, 2016 unrealized appreciation (depreciation) of investments in securities for tax purposes was as follows:

Appreciation	$16,175,555
Depreciation	(716,275)
Net appreciation (depreciation) on investments…	$15,459,280

At October 31, 2016 the cost of investments in securities for federal income tax purposes was $37,206,079.

The tax character of distributions paid during the fiscal year ended October 31, 2016 and the fiscal year ended October 31, 2015 were as follows:

	2016	2015
Distributions from ordinary income	$739,282	$470,430
Distributions from capital gains	$916,911	$251,046

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Other accumulated gains (losses)	$(5,059)
Undistributed ordinary income	70,283
Undistributed capital gains	39,513
Unrealized appreciation (depreciation) of securities	15,459,280
$15,564,017

During the fiscal year ended October 31, 2016, the Fund utilized $62,366 of capital loss carryforwards.

7. FOREIGN SECURITIES
The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2016

8. NON-DIVERSIFICATION RISK
The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

9. SUBSEQUENT EVENTS
The Board of Directors of Meehan Mutual Funds Inc., of which the Fund is a series, appointed a new distributor, administrator, transfer agent, fund accountant and custodian for the Fund, effective as of November 8, 2016.  The Fund’s distribution operations were transferred from Integrity Fund Distributors (“IFD”) to Ultimus Fund Distributors (“UFD”).  The Fund’s accounting, transfer agent, and fund administration operations were transferred from Integrity Fund Services (“IFS”) to Ultimus Fund Solutions (“UFS”).  To effect this change the Fund terminated its Distribution Agreement with IFD and its Investment Company Services Agreement with IFS.  In their place, the Fund entered into a Distribution Agreement with UFD and entered into an Administration Agreement, Transfer Agent and Shareholder Services Agreement and Fund Accounting Agreement with UFS.  The Fund transferred custody of the Fund’s assets from First Western Bank and Trust (“First Western”), to U.S. Bank National Association (“U.S. Bank”).  To effect this change the Fund terminated its Custody Agreement with First Western and entered into a new Custody Agreement with U.S. Bank.

On December 16, 2016, the Board of Directors of Meehan Mutual Funds Inc. approved an Agreement and Plan of Reorganization and Termination (Plan).  Under the Plan, the Fund, which is currently a series of Meehan Mutual Funds Inc., would be reorganized into the Meehan Focus Fund, a newly established series of the Ultimus Managers Trust.  The Plan is subject to approval by shareholders of the Fund and by the Board of Trustees of the Ultimus Managers Trust.

DIRECTORS AND OFFICERS as of October 31, 2016 (unaudited)

DIRECTORS Name, Age, and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Thomas P. Meehan (DoB 1940) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	President and Director	Since 1999	1	None
Principal Occupation During Past 5 years:
President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

Andrew Ferrentino (DoB 1940) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 1999	1	None
Principal Occupation During Past 5 years:
Private consultant in the computer software industry (January 1, 1999 to present). Member, Board of Directors Template Software, Inc. from 1997 to 1999. President, Template Software, Inc. from 1982 to December 31, 1998.

Peter R. Sherman (DoB 1939) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 2003	1	None
Principal Occupation During Past 5 years:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

DIRECTORS AND OFFICERS as of October 31, 2016 (unaudited) – Continued

OFFICERS Name, Age, and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Paul P. Meehan (DoB 1963) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President, Treasurer & Chief Compliance Officer	Since 2002	N/A	None
Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Director, Edgemoor Capital Management, Inc., January 2005 to December 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005.

R. Jordan Smyth, Jr. (DoB 1965) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Secretary	Since 2005	N/A	None
Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004; Director, Wachovia Securities, June 1996 to February 2003.

Aggregate remuneration paid by the Advisor during the 2015 fiscal year to all Directors totaled $10,000. Directors serve for the lifetime of the Fund, or until they are removed or resign. Officers are elected annually for one year terms. The Fund’s Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanmutualfunds.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth, Jr., qualify as “interested persons” of the Fund as that term is defined by the 1940 Act, as amended. Each is affiliated with the Advisor.

*************************

This report is for the information of the shareholders of Meehan Focus Fund. For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

MEEHAN FOCUS FUND

Notice to Shareholders
October 31, 2016

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2016 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Meehan Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meehan Mutual Funds, Inc., comprising Meehan Focus Fund (the “Fund”), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Meehan Focus Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 23, 2016

Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2016, Meehan Mutual Funds, Inc. (the “Company”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Company has not made any amendments to its code of ethics during the covered period. The Company has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Company’s Board of Directors (“Board”) has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, the Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Audit Committee, including the evaluation of the Company's financial statements, supervision of the Company's preparation of its financial statements, and oversight of the work of the Company's independent auditors.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by the Company’s independent public accountants, Cohen & Company, Ltd. (“Cohen”), for professional services rendered in connection with the audit of the Company’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 for the fiscal period ended October 31, 2015, and $13,000 for the fiscal period ended October 31, 2016.

(b) Audit-Related Fees

The aggregate fees Cohen billed to the Company for assurance and other services which are reasonably related to the performance of the Company’s audit and are not reported under Item 4(a) were $0 for the fiscal period ended October 31, 2015 and $0 for the fiscal period ended October 31, 2016. These fees were to pay for the consent letter, accompanying the prospectus, as well as the personal property tax return preparation. The aggregate fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2015 and $0 for the fiscal period ended October 31, 2016.

(c) Tax Fees

The aggregate tax fees Cohen billed to the Company for tax compliance, tax advice, and tax planning services were $2,736 for the fiscal period ended October 31, 2015 and $2,700 for the fiscal period ended October 31, 2016. The aggregate tax fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2015 and $0 for the fiscal period ended October 31, 2015.

(d) All Other Fees

For the fiscal periods ended October 31, 2015 and October 31, 2016, the Company paid Cohen no other fees. The aggregate fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for any other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2015 and $0 for the fiscal period ended October 31, 2016.

(e) The Company’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Directors of the Company) is responsible for pre-approval of all auditing services performed for the Company. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Directors) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Company or for any service affiliate of the Company. The Company’s Audit Committee pre-approved all fees described above which Cohen billed to the Company.

(f) Less than 50% of the hours billed by Cohen for auditing services to the Company for the fiscal period ended October 31, 2016, were for work performed by persons other than full-time, permanent employees of Cohen.

(g) The aggregate non-audit fees billed by Cohen to the Company and to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser were $2,725 for the fiscal period ended October 31, 2015 and $2,700 for the fiscal period ended October 31, 2016.

(h) The Company’s Audit Committee has not considered the non-audit services provided to the Company and the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser as described above because no non-audit services were performed by the accountant.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Company.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the Company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Company.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 27, 2016.

(b)
There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)  Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)  Not applicable to the Company.

(b)    The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.
Date:	December 28, 2016
/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

MEEHAN MUTUAL FUNDS, INC.

Date:	December 28, 2016
/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Date:	December 28, 2016
/s/ Paul P. Meehan
Paul P. Meehan
Principal Financial Officer